                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 27, 1998



                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                      0-15067                            77-0252226
(State of Incorporation)      (Commission File Number)         (IRS Employer Identification No.)


                          10725 NORTH DE ANZA BOULEVARD
                           CUPERTINO, CALIFORNIA 95014
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 973-7171

ITEM 5.  OTHER EVENTS.

         On October 27, 1998, in connection with the announcement of its financial results for the three- and nine-month periods ended September 30, 1998, NetManage, Inc., a Delaware corporation (the "Company"), announced that its Board of Directors has authorized the Company to institute a stock repurchase program whereby up to 4,000,000 shares of the Company's Common Stock may be repurchased in the open market from time to time, as more particularly described in such press release, a copy of which is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         99.1 The Company's press release dated October 27, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NETMANAGE, INC.



Date:    October 27, 1998             By:/s/ Gary R. Anderson
                                         ---------------------------------------
                                         Gary R. Anderson,
                                         Chief Financial Officer and Senior Vice
                                         President, Finance

                                  EXHIBIT INDEX


EXHIBIT NO.                TITLE
-----------                -----
99.1            The Company's press release dated October 27, 1998.
